UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2003
                               (November 19, 2003)

                              PREMIERWEST BANCORP
                              -------------------
               (Exact name of Company as specified in its charter)

   Oregon                           000-50332                    93-1282171
---------------                 -------------------           ----------------
(State or other                (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 18, 2003, the Registrant issued a press release announcing the closing of the sale of its Series A Preferred Stock. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the Series A Preferred Stock Certificate of Designation is furnished as Exhibit 4.2 to this report and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits.

         4.2      Series A Preferred Stock Certificate of Designation.

         99.1     Press Release, dated November 18, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                   PREMIERWEST BANCORP


Date:  November  19, 2003                          By:    /s/ TOM ANDERSON
                                                        --------------------
                                                        Tom Anderson
                                                        Chief Financial Officer





































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